UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of report (Date of earliest event reported) July 8, 2005
                                                           ------------


                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


     Delaware                      1-8712            62-0721803
(State or other jurisdiction    (Commission         (IRS Employer
of incorporation)               File Number)       Identification No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)

                                 (864) 271-7733
              (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report):  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Material Definitive Agreement.

         Labor agreements covering approximately 2,200 employees at five of the company's six Canadian paper mills were ratified on July 8, 2005. These employees are represented predominantly by the Communications, Energy and Paper Workers Union. The agreements have effective dates of May 1, 2004, and will expire on April 30, 2009. The agreements provide for annual wage increases averaging 2.5% for each of the first two years and averaging 2% annually thereafter as well as improvements and changes to pension and post-retirement benefits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            BOWATER INCORPORATED
                                            (Registrant)



Date:  July 14, 2005                        By:/s/ Ronald T. Lindsay
                                               -------------------------------
                                            Name: Ronald T. Lindsay
                                            Title:Senior Vice President -
                                                  General Counsel and Secretary